UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2009

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

MARYLAND	File No. 1-6622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 EXECUTIVE BOULEVARD, SUITE 800, ROCKVILLE, MARYLAND	20852
(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (301) 984-9400

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01:	OTHER EVENTS

This Current Report on Form 8-K (“8-K”) updates Washington Real Estate Investment Trust’s (“we” or “WRIT”) Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (“2008 10-K”), initially filed on March 2, 2009. For the avoidance of doubt, WRIT is not filing this 8-K to correct any error or omission in financial or other information previously filed in the 2008 10-K. The changes to the 2008 10-K included in this 8-K reflect the adoption of recently-adopted accounting standards on a retrospective basis, as follows:

•	the retrospective application of the January 1, 2009 adoption of FASB Staff Position No. APB 14-1 (“FSP 14-1”), Accounting for Convertible Debt Instruments that may be Settled in Cash Upon Conversion;

•	the retrospective application of the January 1, 2009 adoption of SFAS No. 160 (“FAS 160”), Noncontrolling Interests in Consolidated Financial Statements;

•

the retrospective application of the January 1, 2009 adoption of FASB Staff Position No. EITF 03-6-1 (“FSP 03-6-1”), Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities; and

•

the reclassification of certain amounts to discontinued operations in accordance with SFAS No. 144 (“FAS 144”), Accounting for Impairment or Disposal of Long-Lived Assets, as a result of a property classified as held for sale subsequent to December 31, 2008.

Item 9.01 of this 8-K updates the information contained in our 2008 10-K to reflect the impacts of the items described above. Updates provided in this 8-K are contained in Part I, Item 1, “Business”; Part II, Item 6, “Selected Financial Data”; Part II, Item 7, “Managements’ Discussion and Analysis of Financial Condition and Results of Operations”; Part II, Item 8, “Financial Statements and Supplementary Data”; Exhibit 12, “Computation of Ratio of Earnings to Fixed Charges”; and Schedule III.

The financial Statements and other information included in this 8-K are incorporated by reference herein and supersede the corresponding financial statements and other corresponding information in our 2008 10-K. As well, such financial statements and other information included in the exhibits to this 8-K are incorporated by reference in our currently effective registration statements. Except as specifically noted, this 8-K does not update for other changes since the filing of our 2008 10-K. For significant developments since the filing of our 2008 10-K, refer to subsequent 2009 Quarterly Reports on Form 10-Q.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

12.	Computation of Ratio of Earnings to Fixed Charges

23.	Consent of Independent Registered Public Accounting Firm

99.1	Business

99.2	Selected Financial Data

99.3	Managements’ Discussion and Analysis of Financial Condition and Results of Operations

99.4	Financial Statements and Supplementary Data

99.5	Schedule III

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By:	/s/ Laura M. Franklin
(Signature)

Laura M. Franklin
Executive Vice President Accounting,
Administration and Corporate Secretary

July 10, 2009

    (Date)